Exhibit 32.1

CERTIFICATION PURSUANT  TO 18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Black Rock Petroleum Company (the "Company") on Form 10-K  for the year ended April 30, 201 4 as filed with the Securities and Exchange Commission on the .date here of (the "report"), I, Zoltan Nagy, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 21, 2014

/s/ Zoltan Nagy
Zoltan Nagy
Chief Executive Officer and Chief Financial Officer.